UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2012

CCA Industries, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 MURRAY HILL PARKWAY, EAST RUTHERFORD, NEW JERSEY 07073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 330-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On March 7, 2012, the Registrant engaged BDO USA, LLP (“BDO”) as the Registrants principal independent registered public accounting firm to audit its financial statements, replacing KGS LLP (“KGS”) as the Registrant’s independent registered public accounting firm, who were dismissed on the same day. The change was approved by the Audit Committee of Registrant’s Board of Directors.

The Registrant has not consulted with BDO during the two fiscal years ended November 30, 2011 and November 30, 2010 and the subsequent interim period through March 7, 2012, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

KGS’s report on the Registrant’s financial statements as of and for the fiscal years ended November 30, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended November 30, 2010, and November 30, 2011 and the subsequent interim period through March 7, 2012, there were (i) no disagreements between the Registrant and KGS on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of KGS would have caused KGS to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. KGS has not conducted any review of the interim quarter ended February 29, 2012.

The Registrant has provided KGS with a copy of this Form 8-K and has requested KGS to provide the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees or disagrees with the statements contained herein, and that letter is included as an exhibit hereto.

Item 9.01 Exhibits

The following exhibits are annexed hereto:

16.01 – Letter of KGS LLP dated March 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	March 7, 2012

CCA Industries, Inc.

By:	/s/ Stephen A. Heit
Stephen A. Heit
Chief Financial Officer